UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024 (September 26, 2024)

Foxx Development Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42285	99-5119494
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

13575 Barranca Parkway C106 Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

201-962-5550

(Registrant’s telephone number, including area code)

Acri Capital Merger Sub I Inc.

13284 Pond Springs Rd, Ste 405

Austin, Texas 78729

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FOXX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	FOXXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging  growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Overview

Business Combination

On September 26, 2024 (the “Closing”), Acri Capital Acquisition Corporation, a Delaware corporation (“ACAC”) consummated the previously announced business combination pursuant to the terms of the business combination agreement (as amended from time to time, the “Business Combination Agreement”), by and among ACAC, Acri Capital Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of ACAC (prior to the Closing, the “Purchaser”, and after the Closing, the “New Foxx”, the “Company”, “we” or “us”), Acri Capital Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (“Merger Sub”), and Foxx Development Inc., a Texas corporation (“Foxx”), pursuant to which (i) ACAC merged with and into Purchaser (the “Reincorporation Merger”), and (ii) Foxx merged with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of Purchaser (the “Acquisition Merger”). The Reincorporation Merger, the Acquisition Merger, and the transactions contemplated under the Business Combination Agreement, are collectively referred to as the “Business Combination”.

This Current Report on Form 8-K references and incorporates by reference certain sections in the definitive proxy statement/final prospectus dated as of, and filed by New Foxx with the Securities and Exchange Commission (the “Commission”) on July 29, 2024, relating to the Business Combination (File No. 333-280613, the “Proxy Statement/Prospectus”).

At the special meeting of ACAC stockholders held on August 27, 2024 (the “Special Meeting”), ACAC stockholders considered and adopted, among other matters, the Business Combination Agreement and the other proposals related thereto described in the Proxy Statement/Prospectus.

In accordance with the terms and subject to the conditions of the Business Combination Agreement:

●

Immediately prior to the effective time of the Reincorporation Merger (the “Reincorporation Merger Effective Time”), which was on September 25, 2024, one business day prior to the Closing, (i) each issued and outstanding ACAC unit was automatically separated into one (1) share of ACAC Class A common stock and one-half (1/2) of one ACAC warrant, and (ii) each share of ACAC Class A common stock held by ACAC stockholders who validly redeemed their shares of ACAC Class A common stock (each “ACAC Redeeming Share”) was automatically cancelled and ceased to exist and thereafter represented only the right to be paid a pro-rata redemption price.

●

At the Reincorporation Merger Effective Time (on September 25, 2024), (i) each share of ACAC Class A or Class B common stock issued and outstanding (other than ACAC Redeeming Shares) was converted automatically into one (1) share of common stock of New Foxx, par value $0.0001 per share (the “New Foxx Common Stock”), and (ii) each issued and outstanding ACAC warrant was converted automatically into one (1) redeemable warrant of New Foxx, exercisable for one (1) share of New Foxx Common Stock at an exercise price of $11.50 per share (the “New Foxx Warrant”).

●

At the Closing (on September 26, 2024), by virtue of the Acquisition Merger and the Business Combination Agreement, and without any action on the part of any party to the Business Combination Agreement or affiliate or security thereof, the issued and outstanding shares of common stock of Foxx (“Foxx Common Stock”) held by exiting holders of Foxx common stock (the “Foxx Stockholders”) immediately prior to the Closing (including shares of Foxx Common Stock issuable upon conversion of the principal and accrued interest of promissory notes of Foxx issued in the Transaction Financing, as defined below) were cancelled and automatically converted into (i) the right to receive, without interest, the applicable portion of 5,000,000 shares of New Foxx Common Stock (the “Closing Payment Stock”, 500,000 of which are subject to the Escrow Arrangement noted below), and (ii) the contingent right to receive the applicable portion of the Earnout Shares (as defined below), if, as and when payable in accordance with the earnout provisions of the Business Combination Agreement.

Pursuant to the Business Combination Agreement, 500,000 shares of the Closing Payment Stock in aggregate will be deposited (the “Escrow Arrangement”) to a segregated escrow account and released to the Foxx Stockholders if and only if, prior to or upon the one-year anniversary of the Business Combination Agreement, the Affordable Connectivity Program (ACP) managed by the U.S. Federal Communication Commission is reauthorized by the U.S. Congress with funding of no less than $4 billion in total for such reauthorized period; or otherwise be cancelled and forfeited by New Foxx (as defined below) without consideration.

Additionally, the Foxx Stockholders may be entitled to receive “Earnout Shares”, which refer to 4,200,000 shares of New Foxx Common Stock, subject to the vesting schedule as follows:

●	(i)	in connection with the financial performance for the fiscal year ending June 30, 2024:

○	(A) 700,000 Earnout Shares will be issued to Foxx Stockholders on a pro rata basis if and only if New Foxx’s audited consolidated financial statements for the fiscal year ending June 30, 2024 (“2024 New Foxx Audited Financial Statements”), prepared in accordance with the Generally Accepted Accounting Principles of the United States (“U.S. GAAP”) and filed with the SEC on Form 10-K by New Foxx after Closing, reflect revenue of New Foxx for the fiscal year ending June 30, 2024 (the “New Foxx 2024 Revenue”) no less than $67,000,000 (including $67,000,000) and less than $84,000,000 (excluding $84,000,000);

○	(B) 1,400,000 Earnout Shares will be issued to Foxx Stockholders on a pro rata basis if and only if the New Foxx 2024 Revenue is no less than $84,000,000 (including $84,000,000) and less than $100,000,000 (excluding $100,000,000);

○	(C) 2,100,000 Earnout Shares will be issued to Foxx Stockholders on a pro rata basis if and only if the New Foxx 2024 Revenue is no less than $100,000,000 (including $100,000,000);

provided, however, that the Earnout Shares will be issued and delivered pursuant to one paragraph from (i)(A)-(i)(C) above only once; and

●	(ii)	In connection with the financial performance for the fiscal year ending June 30, 2025:

○	(A) 700,000 Earnout Shares will be issued to Foxx Shareholders on a pro rata basis if and only if New Foxx’s audited consolidated financial statements for the fiscal year ending June 30, 2025 (“2025 New Foxx Audited Financial Statements”), prepared in accordance with U.S. GAAP and filed with the SEC on Form 10-K by New Foxx after Closing, reflect revenue of New Foxx for the fiscal year ending June 30, 2025 (the “New Foxx 2025 Revenue”) no less than $77,050,000 (including $77,050,000) and less than $96,600,000 (excluding $96,600,000);

○	(B) 1,400,000 Earnout Shares will be issued to Foxx Stockholders on a pro rata basis if and only if the New Foxx 2024 Revenue is no less than $96,600,000 (including $96,600,000) and less than $115,000,000 (excluding $115,000,000);

○

(C) 2,100,000 Earnout Shares will be issued to Foxx Stockholders on a pro rata basis if and only if the New Foxx 2024 Revenue reflected in the 2024 New Foxx Audited Financial Statements is no less than $115,000,000 (including $115,000,000);

provided, however, that the Earnout Shares will be issued and delivered pursuant to one paragraph from (ii)(A) to (ii)(C) above only once.

Following the Closing of the Business Combination, Purchaser changed its corporate name to Foxx Development Holdings Inc. In addition, the Merger Sub changed its name to “Foxx Development Inc.” (“New Foxx Operating Co”).

The ACAC securities previously traded on Nasdaq were delisted without any action needed to be taken on the part of the holders of such securities and are no longer traded on Nasdaq following the Closing. On September 27, 2024, one business day after the Closing, the New Foxx Common Stock and the New Foxx Warrant became listed on the Nasdaq Capital Market (“Nasdaq”) under trading symbols “FOXX” and “FOXXW,” respectively.

In addition, pursuant to that certain amendment to the Underwriting Agreement, by and between EF Hutton LLC and ACAC, dated February 20, 2024, 43,125 shares of New Foxx Common Stock were issued to EF Hutton LLC at the Closing.

Shares outstanding as presented in the unaudited pro forma condensed combined financial statements attached hereto as Exhibit 99.1  include 5,000,000 shares of Common Stock issued to Foxx Stockholders (including to Transaction Financing Investors, as defined below), 70,721 shares of Common Stock held by ACAC public stockholders (reflecting the Redemption as defined under Item 2.01 of this Current Report on Form 8-K), 2,156,250 shares held by ACAC’s initial stockholders, and 43,125 shares of New Foxx Common Stock issued to EF Hutton LLC.

Upon the Closing and after giving effect to the Transactions (as defined under Item 2.01 of this Current Report on Form 8-K) and the Redemption, the former officers and directors of Foxx and Foxx Stockholders beneficially owned approximately 68.8% of the outstanding shares of New Foxx Common Stock, and the former security holders of ACAC beneficially owned approximately 30.7% of the outstanding shares of New Foxx Common Stock.

New Foxx received gross proceeds of approximately $16.6 million in connection with the Business Combination, which included $15.0 million in gross proceeds raised through the Transaction Financing (as defined below), funds held in ACAC’s trust account of $1.6 million (net of Redemptions in connection with the Special Meeting), New Foxx expects the proceeds from this transaction, combined with cash on hand, to fund operations into 2025.

A more detailed description of the Business Combination and the terms of the Business Combination Agreement is included in the Proxy Statement/Prospectus. The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by the full text of the Business Combination Agreement, which is filed as Exhibits 2.1 hereto and incorporated herein by reference.

Transaction Financing

In consideration of market conditions, pursuant to the Business Combination Agreement, the parties agreed to use commercially best efforts to secure financing to pay transaction expense and working capital of New Foxx, including without limitation, a PIPE financing, private financing, redemption waiver, convertible debt, forward purchase agreement, backstop, or equity line of credit (collectively, the “Transaction Financing”).

In June 2023, Foxx issued a promissory note (“Note 1”) to New Bay Capital Limited, a Hong Kong registered entity, in the principal amount of $2 million with an interest rate of 7% per annum, convertible into shares of Foxx common stock at $30.00 per share upon the listing of Foxx common stock through an initial public offering. In November 2023, Foxx issued another promissory note (“Note 2”) in the amount of $2 million under the same terms and conditions as Note 1.

In connection with the Business Combination, in the spring of 2024, Foxx and ACAC reached out to New Bay Capital Limited (“New Bay”), to seek its interest in participating in the Transaction Financing. After negotiations with New Bay, the parties agreed to amend Note 1 and Note 2 to remove the lock-up provision as provided therein and allow the principal and accrued interests on Note 1 and Note 2 to convert immediately prior to the Closing of the Business Combination. New Bay also committed to providing another $2 million of financing.

On March 15, 2024, Foxx and New Bay amended the terms of the Note 1 and Note 2 accordingly and New Bay subscribed for a new promissory note (“Note 3”) in the principal amount of $2 million under the same terms and conditions as amended Note 1 and Note 2 (collectively “New Bay Notes”).

On February 20, 2024, New Bay introduced Foxx to BR Technologies PTE, Ltd. (“BR Technologies”), a Singapore-based company. On May 30, 2024, Foxx, BR Technologies and Grazyna Plawinski Limited (“Grazyna”) entered into a securities purchase agreement for issuance of promissory notes in the amount of up to $9.0 million with an interest rate of 7% per annum under the same terms and conditions as provided in the New Bay Notes. Promissory notes were issued to BR Technologies (the “Note 4”) in the principal amount of $6 million and Grazyna (the “Note 5”) in the principal amount of $3 million respectively on September 12, 2024.

Immediately prior to the Closing, all the accrued and unpaid principal and interests on the New Bay Notes, Note 4, and Note 5 were converted into: (x) 212,050 shares of Foxx common stock for the New Bay Notes, (y) 200,882 shares of Foxx common stock for Note 4, and (z) 100,690 share of Foxx common stock for Note 5, at a price of $30.00 per share. At the Closing, all of the converted shares of Foxx common stock were cancelled in exchange for the holders’ pro rata share of the Closing Payment Shares, resulting in (x) 700,473 shares of New Foxx Common Stock issued to New Bay, (y) 663,581 shares of New Foxx Common Stock issued to BR Technologies, and (z) 332,614 shares of New Foxx Common Stock issued to Grazyna.

The issuance of the New Bay Notes, Note 4 and Note 5 constituted the Transaction Financing.

The foregoing description of the Transaction Financing is a summary only and is qualified in its entirety by the full text of the securities purchase agreements associated with each notes, the New Bay Notes, Note 4, Note 5 and the relevant conversion notices, which are filed as Exhibits 10.16-25 respectively, and incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement

Indemnification Agreements

Upon the Closing, New Foxx entered into indemnification agreements with each of its directors and officers. The indemnification agreements require New Foxx to indemnify its directors and officers for certain reasonable expenses, including attorneys’ fees and retainers, court costs, witness and expert costs, incurred by a director or officer in any action or proceeding and any appeal to an action or proceeding arising out of their services as directors or executive officers of New Foxx and any other company or enterprise to which the person provides services at the request of New Foxx.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is filed as Exhibit 10.30 hereto and incorporated herein by reference.

New Foxx 2024 Equity Incentive Plan

Pursuant to the Business Combination Agreement, the board of directors of Purchaser, and ACAC, as the sole stockholder of Purchaser, adopted and approved a 2024 Equity Incentive Plan (the “Incentive Plan”), which became effective upon the Closing.

The Incentive Plan is administered by the plan administrator, who is the Board of Directors of New Foxx (“New Foxx Board”) or a committee that the New Foxx Board designates. The plan administrator has the power to determine, among other things, the terms of the awards granted under the Incentive Plan, including the exercise price, the number of shares subject to each award (and the class of shares), and the exercisability and vesting terms of the awards, subject to the terms of the Incentive Plan. The plan administrator also has the power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the Incentive Plan. All decisions made by the administrator pursuant to the provisions of the Incentive Plan will be final, conclusive, and binding.

A total number of shares of Common Stock equal to 20% of the outstanding shares of New Foxx Common Stock at the Closing, will be available for grant under the Incentive Plan. Upon the Closing, 1,454,019 shares of New Foxx Common Stock became authorized for issuance under the Incentive Plan as of the Closing.

The foregoing description of the Incentive Plan is qualified in their entirety by reference to the full text of the Incentive Plan, which is filed as Exhibit 10.26 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition of Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated by reference in Item 2.01 of this Current Report on Form 8-K. A more complete summary of the material provisions of the Business Combination Agreement is included in the Proxy Statement/Prospectus in the section titled “Proposal 1: The Business Combination Proposal — Summary of the Business Combination Agreement” (beginning on page 73). That summary and the description of the Business Combination Agreement included in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the Business Combination Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

ACAC held the Special Meeting held on August 27, 2024. At the Special Meeting, ACAC stockholders considered and adopted, among other matters, the Business Combination Agreement, including approval of the Business Combination and other transactions contemplated by the Business Combination Agreement and related agreements described in the Proxy Statement/Prospectus. In connection with the Special Meeting, certain ACAC stockholders exercised their right to redeem 1,744,663 shares of ACAC Class A common stock for cash at a price of $11.75 per share for an aggregate cash payment of approximately $20.5 million (collectively, the “Redemption”), which was paid out of the trust account of ACAC.

In connection with the Closing, the following transactions (collectively, the “Transactions”) were completed:

●	ACAC merged with and into Purchaser, with Purchaser as the surviving corporation;

●	Foxx merged with and into Merger Sub, with Merger Sub as the surviving corporation and a wholly-owned subsidiary of Purchaser;

●

Immediately before the Reincorporation Merger Effective Time, which was September 25, 2024, one business day prior to the Closing, (i) each issued and outstanding ACAC unit was automatically separated into one (1) share of ACAC Class A common stock and one-half (1/2) of one ACAC warrant, and (ii) each ACAC Redeeming Share was automatically cancelled and ceased to exist and thereafter represented only the right to be paid a pro-share redemption price;

●

At the Reincorporation Merger Effective Time on September 25, 2024, (i) each share of ACAC Class A or Class B common stock issued and outstanding (other than ACAC Redeeming Shares) was converted automatically into one (1) share of New Foxx Common Stock, and (ii) each issued and outstanding ACAC warrant was converted automatically into one (1) New Foxx Warrant;

●	At the Closing, which was September 26, 2024, the issued and outstanding share of Foxx Common Stock held by Foxx Stockholders immediately prior to the Closing were cancelled and automatically converted into (i) the right to receive, without interest, the applicable portion of 5,000,000 shares of Closing Payment Stock, and (ii) the contingent right to receive the applicable portion of the Earnout Shares, if, as and when payable in accordance with the earnout provisions of the Business Combination Agreement;

●

In addition, pursuant to certain amendment to the Underwriting Agreement, by and between EF Hutton LLC and ACAC, dated February 20, 2024, 43,125 shares of New Foxx Common Stock were issued to EF Hutton LLC at the Closing;

●	Purchaser changed its corporate name to Foxx Development Holdings Inc.;

●	The ACAC securities previously traded on Nasdaq were delisted;

Upon the Closing and after giving effect to the Business Combination and the Redemption, the former officers and directors of Foxx and Foxx stockholders beneficially owned approximately 68.8% of the outstanding shares of Common Stock, and the former security holders of ACAC beneficially owned approximately 30.7% of the outstanding shares of Common Stock.

On September 27, 2024, one business day after Closing, the New Foxx Common Stock and the New Foxx Warrant became listed on the Nasdaq Capital Market under trading symbols “FOXX” and “FOXXW,” respectively.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if a predecessor registrant was a “shell company” (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as New Foxx was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration on Form 10. As a result of the consummation of the Business Combination, New Foxx ceased to be a shell company. Accordingly, New Foxx, is providing the information below that would otherwise be included in a Form 10 if it were to file a Form 10. Note that the information provided below relates to New Foxx after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Upon the Closing and after the consummation of the Business Combination, New Foxx became a holding company whose only assets consist of equity interests in New Foxx Operating Co, its wholly-owned subsidiary.

Forward-Looking Statements

This Current Report on Form 8-K, and some of the information incorporated by reference, includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of New Foxx. These statements are based on the beliefs and assumptions of management of New Foxx. Although the management of New Foxx believes that their respective plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, they cannot assure you that New Foxx will achieve or realize such plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements may be preceded by, followed by or include the words “believe,” “estimate,” “expect,” “project,” “forecast,” “may,” “might,” “will,” “should,” “seek,” “plan,” “scheduled,” “possible,” “anticipate,” “intend,” “aim,” “aspire,” “strive,” or similar expressions. Forward-looking statements are not guarantees of performance. You should not place undue reliance on these statements, which speak only as of the date hereof. Forward-looking statements in this Current Report on Form 8-K may include, for example, statements about:

●	the projected financial information, anticipated growth rate, and market opportunities of New Foxx;

●	the ability to maintain the listing of New Foxx Common Stock and New Foxx Warrants on Nasdaq following the Business Combination;

●	New Foxx’s public securities’ potential liquidity and trading;

●	New Foxx’s ability to raise financing in the future;

●	New Foxx’s success in retaining or recruiting, or changes required in, officers, key employees, or directors following the completion of the Business Combination;

●	potential effects of extensive government regulation;

●	New Foxx’s future financial performance and capital requirements;

●	the impact of supply chain disruptions;

●	high inflation rates and interest rate increases;

●	factors relating to the business, operations, and financial performance of New Foxx, including:

●	New Foxx’s ability to compete in a changing industry and respond quickly and cost-effectively to new or emerging technologies and changes in customer requirements;

●	New Foxx’s ability to generate the earnings necessary to fund our operations, continue to grow its business or repay its debt obligations;

●	New Foxx’s ability to establish successful relations with third-party distributors or sales agents;

●	Changes in government regulations, including related to the Affordable Connectivity Program (ACP) and the Lifeline Program;

●	New Foxx’s ability to introduce new products that achieve market acceptance and keep pace with technological developments;

●	New Foxx’s ability to develop and maintain intellectual property rights;

●	New Foxx’s ability to raise additional capital in the future to finance our planned growth.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K and in any document incorporated by reference herein are more fully described in the Proxy Statement/Prospectus in the section titled “Risk Factors” (beginning on page 22). Such risk factors are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can New Foxx assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to New Foxx or to persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. New Foxx undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of New Foxx is described in the Proxy Statement/Prospectus in the section titled “Information about Foxx” (beginning on page 124), which is incorporated herein by reference.

Risk Factors

The risk factors related to the business and operations of New Foxx are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” (beginning on page 22), which is incorporated herein by reference.

Properties

The properties of New Foxx are described in the Proxy Statement/Prospectus in the section titled “Information about Foxx — Facilities” (beginning on page 138), which is incorporated herein by reference.

Financial Information

Unaudited Consolidated Financial Statements and Audited Financial Statements of Foxx

The audited financial statements of Foxx as of June 30, 2023 and 2022, and for the year ended June 30, 2023 and 2022, and the unaudited consolidated financial statements as of March 31, 2024 and 2023, and for the nine months ended March 31, 2024 and 2023 are set forth in Exhibit 99.2 hereto and are incorporated herein by reference.

Unaudited Condensed Consolidated Financial Statements and Audited Financial Statements of ACAC

The unaudited condensed consolidated financial statements of ACAC as of and for the three months ended March 31, 2024 and the audited financial statements of ACAC as of and for the year ended December 31, 2023 and 2022 are set forth in Exhibit 99.4 and are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial information

The unaudited pro forma condensed combined balance sheet of New Foxx as of March 31, 2024 and the unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2024 and for the year ended June 30, 2023 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of Foxx as of and for the nine months March ended 31, 2024, and as of and for the year ended June 30, 2023 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference. Management’s discussion and analysis of the financial condition and results of operations of ACAC as of and for the three months ended March 31, 2024 and the year ended December 31, 2023 is set forth in Exhibit 99.5 and are incorporated herein by reference.

Qualitative and Quantitative Disclosures about Market Risk

As a “smaller reporting company,” New Foxx is not required to provide this information.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock following consummation of the Business Combination by:

●	each person known by New Foxx to be the beneficial owner of more than 5% of the Common Stock immediately following the consummation of the Business Combination;

●	each of the named executive officers and directors of New Foxx; and

●	all of the executive officers and directors of New Foxx as a group after the consummation of the Business Combination.

Beneficial ownership is determined in accordance with the rules and regulations of the Commission. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security, or has the right to acquire such powers within 60 days. Unless otherwise indicated, New Foxx believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

The beneficial ownership set forth below is based on 7,270,096 shares of New Foxx Common Stock issued and outstanding as of the Closing:

	Beneficial Ownership
	Common Stock
Name and Address of Beneficial Owner	Shares	% of Class
Directors and Named Executive Officers
Greg Foley	—	—
“Joy” Yi Hua (1)	2,156,250	29.7%
Haitao Cui	—	—
James Liao	—	—
“Eva” Yiqing Miao	—	—
Edmund R. Miller	—	—
“Jeff” Feng Jiang	—	—
All directors and executive officers as a group (seven persons)	2,156,250	29.7%

5% Beneficial Owner
Acri Capital Sponsor LLC (1)	2,156,250	29.7%
BRR Investment Holding Corp. (2)	2,312,333	31.8%
New Bay Capital Limited (3)	700,473	9.6%
BR Technologies PTE. Ltd. (4)	663,581	9.1%

(1)	Acri Capital Sponsor LLC, is the record holder of the securities reported herein. “Joy” Yi Hua, our CFO, is the sole manager and member of Acri Capital Sponsor LLC. By virtue of this relationship, Ms. Hua may be deemed to have beneficial ownership of the securities held of record by Acri Capital Sponsor LLC. The address of Acri Capital Sponsor LLC is 13284 Pond Springs Rd, Ste 405, Austin, Texas 78729

(2)	BRR Investment Holding Corp. is a limited liability company incorporated under laws of U.S. Virgin Islands. Lapistone Trust LLC, the trustee of Durabilis Trust, owner of BRR Investment Corporation has directed voting and investment discretion with respect to the shares of Pubco Common Stock held by the BRR. The address of BRR Investment Holding Corp. is Royal Palms Professional Building 9053 Estate Thomas, St. Thomas, U.S. Virgin Islands, 0802. This information is based solely on a Schedule 13D filed by BRR Investment Holding Corp. and Lapistone Trust LLC, with the SEC on September 27, 2024.

(3)	New Bay Capital Limited is a limited liability company incorporated in Hong Kong and wholly-owned by New Bay Capital (Cayman) Corporation, an exempted corporation incorporated under laws of Cayman Island and wholly-owned by Mr. Shi Liu, who has the voting and dispositive power with respect to the shares owned by this entity. The address of New Bay Capital Limited is Rm. 805, 8/F, Harbour Crystal Center, No. 100 Granville Road, Tsim Sha Tsui, KL, Hong Kong.

(4)	BR Technologies Pte. Ltd. is a limited liability company incorporated in Singapore and wholly-owned by Mr. Baoman Xu, who has the voting and dispositive power with respect to the shares owned by this entity. The address of BR Technologies Pte. Ltd. is 51 Normanton Park,#24-29 Normanton Park, Singapore 117281.

Directors and Executive Officers

The directors and executive officers of New Foxx after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Management of the PubCo” (beginning on page 166), which is incorporated herein by reference.

Director Independence

Information with respect to the independence of the directors of New Foxx is set forth in the Proxy Statement/Prospectus in the section titled “Management of the PubCo — Board Composition — Director Independence” (beginning on page 168), which is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the committees of the New Foxx Board is set forth in the Proxy Statement/Prospectus in the section titled “Management of the PubCo — Committees of the Board of Directors” (beginning on page 168), which is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of New Foxx is set forth in the Proxy Statement/Prospectus in the section titled “Management of the PubCo — Executive Compensation” (beginning on page 172), which is incorporated herein by reference.

Employment Arrangements

New Foxx

At Closing, New Foxx has entered into employment agreements with each of its executive officers, pursuant to which each executive officer is entitled to the following compensation arrangement for each fiscal year. In addition to the base salary, each executive officer shall receive medical benefits, including medical, vision, dental, and unemployment plans. In addition, each of the executive officers below is entitled to participate in the Incentive Plan, as determined by New Foxx Board or its designee, as the administrator of the Incentive Plan.

Name and Principal Position	Salary ($)	Bonus ($)	Equity Awards ($)	All Other Compensation ($)
Greg Foley Chief Executive Officer of New Foxx; Executive Vice President of Business Development of New Foxx Operating Co	$275,000	N/A	N/A	N/A
Haitao Cui Executive Vice President of New Foxx; Chief Executive Officer of New Foxx Operating Co	$300,000	N/A	N/A	N/A
“Joy” Yi Hua Chairwoman and Chief Financial Officer of New Foxx; Chief Financial Officer of New Foxx Operating Co	$300,000	N/A	N/A	N/A
James Liao Chief Technology Officer of New Foxx; Chief Technology Officer of New Foxx	$180,000	N/A	N/A	N/A

The employment agreements with each of the executive officers above are set forth in Exhibit 10.32-10.36 hereto and are incorporated herein by reference.

In addition, at Closing, each of the executive officers entered into an Employee Proprietary Information and Invention Assignment Agreement, agreeing to certain non-disclosure, non-solicitation and non-compete obligations, as well as the assignment of all innovations and associated intellectual property rights created, discovered, conceived or developed in the course of employment with, in reliance upon the confidential information of, or using the resources of the Company. The form of the Employee Proprietary Information and Invention Assignment Agreement is set forth in Exhibit 10.37 hereto and is incorporated herein by reference.

Foxx

During the fiscal year ended June 30, 2023, Foxx did not pay any fees to, make any equity awards or non-equity awards to, or pay any other compensation to the named executive officers. The compensation reported in this summary compensation table below is not necessarily indicative of how we will compensate our named executive officers in the future.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Equity Awards ($)	All Other Compensation ($)	Total ($)
Haitao Cui Executive Vice President of Foxx, Former Chief Executive Officer of Foxx	2023		$300,000	N/A	N/A	N/A		$300,000
James Liao Chief Technology Officer of Foxx	2023		$140,000	N/A	N/A	N/A		$140,000
Greg Foley Chief Executive Officer of Foxx	2023	$	N/A	N/A	N/A	N/A	$	N/A

Director Compensation

At Closing, New Foxx has entered into offer letter with each of its independent directors, pursuant to which each independent director is entitled to the receive $100,000 in cash compensation per year, subject to the review and determination by the New Foxx Board. The form of the offer letter is set forth in Exhibit 10.31 hereto and are incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” (beginning on page 152), which is incorporated herein by reference.

Reference is also made to the disclosure regarding the independence of the directors of New Foxx in the section of the Proxy Statement/Prospectus titled “Management of the PubCo — Board Composition — Director Independence” (beginning on page 168) and the description of the indemnification agreements under Item 1.01 of this Current Report on Form 8-K, both of which are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus titled “Information about ACAC — Legal Proceedings” (beginning on page 115) and “Information about Foxx — Legal Proceedings; Product Liability” (beginning on page 139) which are incorporated herein by reference.

Market Price and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The units, Class A common stock, and warrants of ACAC historically traded on the Nasdaq Capital Market under the symbols “ACACU”, “ACAC”, and “ACACW”, respectively, until their delisting on September 26, 2024. On September 27, 2024, the New Foxx Common Stock and New Foxx Warrant began trading on the Nasdaq Capital Market under the new trading symbols “FOXX,” and “FOXXW,” respectively.

As of and following the Closing of the Business Combination, New Foxx had 7,270,096 shares of Common Stock issued and outstanding.

Dividends

Holders of Common Stock will be entitled to receive such dividends, if any, as may be declared from time to time by the New Foxx Board in its discretion out of funds legally available therefor. Any payment of cash dividends in the future will be dependent upon New Foxx’s revenues and earnings, if any, capital requirements and general financial conditions. In no event will any stock dividends or stock splits or combinations of stock be declared or made on Common Stock unless the shares of Common Stock at the time outstanding are treated equally and identically.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by New Foxx of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of the securities of New Foxx is included in the Proxy Statement/Prospectus in the section titled “Description of PubCo’s Securities After the Business Combination” (beginning on page 155), which is incorporated herein by reference.

Indemnification of Directors and Officers

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section titled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Additional information regarding indemnification and limitation of liability of the directors and officers of New Foxx is set forth in the Proxy Statement/Prospectus in the section titled “Comparison of Governance and Stockholders’ Rights — Indemnifications of Directors and Officers” and “Description of PubCo’s Securities After the Business Combination — Limitations on Liability and Indemnification of Directors and Officers” (beginning on pages 162 and 159, respectively), which are incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The units, Class A common stock, and warrants of ACAC historically traded on the Nasdaq Capital Market under the symbols “ACACU”, “ACAC”, and “ACACW”, respectively, until their delisting on September 26, 2024. On September 26, 2024, the Common Stock and warrants of New Foxx began trading on the Nasdaq Capital Market under the new trading symbols “FOXX,” and “FOXXW,” respectively.

Item 3.02. Unregistered Sale of Equity Securities

The information set forth in the “Introductory Note — Transaction Financing” of this Current Report on Form 8-K is incorporated herein by reference.

The shares of Common Stock issued by ACAC to the Transaction Financing as of the Closing were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

In addition, as previously announced in the Current Report on Form 8-K filed by ACAC with the SEC on February 23, 2024, ACAC entered into that certain Amendment (the “UA Amendment”) to the Underwriting Agreement, dated June 9, 2022 (the “Underwriting Agreement”) with EF Hutton LLC (f/k/a EF Hutton, division of Benchmark Investments, LLC, the “EF Hutton”).

Pursuant to the terms of the UA Amendment, EF Hutton and ACAC have agreed to amend the Underwriting Agreement to replace the existing deferred underwriting fee under the Underwriting Agreement from $2,587,500 payable in cash at the closing of a business combination, to (x) $1,725,000 payable in cash and (y) 43,125 shares of New Foxx Common Stock to be issued, at the closing of the Acquisition Merger.

As of the Closing, 43,125 shares of New Foxx Common Stock were issued to EF Hutton.

The foregoing description of the UA Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is included as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

In connection with the consummation of the Business Combination, Purchaser changed its name to “Foxx Development Holdings Inc.” and adopted the amended and restated certificate of incorporation (the “New Charter”) and amended and restated bylaws (the “New Bylaws”). Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections titled “Proposal 2: The Charter Amendment Proposal” and “Comparison of Governance and Stockholders’ Rights” (beginning on pages 97 and 162, respectively), which are incorporated herein by reference, and the disclosure set forth below in Item 5.03 of this Current Report on Form 8-K under the heading “Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year,” which is incorporated herein by reference. This summary is qualified in its entirety by reference to the full text of the New Charter and Amended and the New Bylaws, which are attached as Exhibits 3.2 and 3.3 hereto, respectively, and are incorporated herein by reference.

In accordance with Rule 12g-3(a) under the Exchange Act, New Foxx is the successor issuer to ACAC and has succeeded to the attributes of ACAC as the registrant. In addition, the shares of common stock of New Foxx, as the successor to ACAC, are deemed to be registered under Section 12(b) of the Exchange Act.

Item 5.01. Changes in Control of Registrant

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal 1: The Business Combination Proposal” (beginning on page 62), which is incorporated herein by reference. The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in the sections titled “Directors and Executive Officers”, “Certain Relationships and Related Transactions” and “Employment Arrangements” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Reference is made to the disclosure in the Proxy Statement/Prospectus titled “Management of the PubCo” (beginning on page 166) for biographical information about each of the directors and officers, which is incorporated herein by reference.

The information set forth in the section entitled “Entry into a Material Definitive Agreement — Indemnification Agreement” and “— Foxx 2024 Incentive Plan” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

At the Special Meeting, ACAC stockholders considered and approved the Charter Amendment Proposal (the “Charter Proposal”), which contains information on the New Charter and New Bylaws, and is described in the Proxy Statement/Prospectus in the sections titled “Proposal 2: The Charter Amendment Proposal” (beginning on page 97). The New Charter, which became effective upon filing with the Secretary of State of the State of Delaware on September 25, 2024, includes the amendments proposed by the Charter Proposal and approved at the Special Meeting.

In addition, on September 24, 2024, pursuant to the approval of the Charter Proposal, the New Foxx Board approved and adopted the New Bylaws, which became effective as of the Effective Time.

The description of various provisions of the New Charter and the New Bylaws and their general effect on the rights of stockholders of New Foxx are included in the Proxy Statement/Prospectus under the section titled “Comparison of Governance and Stockholders’ Rights” (beginning on page 162), which is incorporated herein by reference.

Copies of the New Charter and the New Bylaws are filed attached as Exhibit 3.2 and Exhibit 3.3 hereto, respectively, and are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Closing, the New Foxx Board approved and adopted a new Code of Ethics applicable to directors, officers and employees (the “Code of Ethics”). The foregoing description of the Code of Ethics does not purport to be complete and is qualified in its entirety by the full text of the Code of Ethics, which is filed as Exhibit 14.1 hereto and incorporated herein by reference.

Item 5.06. Change in Shell Company Status

Upon the Closing, New Foxx ceased to be a shell company. The material terms of the Business Combination are described in the Proxy Statement/Prospectus under the section titled “Proposal 1: The Business Combination Proposal” (beginning on page 62), which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited financial statements of Foxx as of and for the years ended June 30, 2023 and 2022 and related notes are set forth in Exhibit 99.2.

The unaudited consolidated financial statements of Foxx as of and for the nine months ended March 31, 2024 and 2023 are set forth in Exhibit 99.2.

(b) Pro Forma financial information.

The unaudited pro forma condensed combined financial information of New Foxx as of March 31, 2024 and the unaudited pro forma condensed combined statement of operations for the year ended March 31, 2024, is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(c) Exhibits

		Incorporated by Reference
Exhibit No.	Description	Form	File No.	Exhibit No.	Filing Date
1.1*	Amendment to the Underwriting Agreement, dated February 23, 2024, by and among ACAC and EF Hutton, LLC.	8-K	001-41415	1.1	February 23, 2024
2.1*	Business Combination Agreement, dated as of February 18, 2024, by and among ACAC, the Registrant, Merger Sub and Foxx.	8-K	001-41415	2.1	February 20, 2024
2.2*	Amendment to Business Combination Agreement, dated as of May 31, 2024, by and among ACAC, the Registrant, Merger Sub and Foxx.	8-K	001-41415	2.1	June 3, 2024
3.1*	Certificate of Incorporation of the Registrant.	S-4/A	333-280613	3.3	July 19, 2024
3.2	Amended and Restated Certificate of Incorporation of the Registrant.
3.3	Bylaws of the Registrant.
4.1*	Specimen Unit Certificate of ACAC.	S-1	333-263477	4.1	March 11, 2022
4.2*	Specimen of Common Stock Certificate of ACAC.	S-1	333-263477	4.2	March 11, 2022
4.3*	Specimen Warrant Certificate of ACAC.	S-1	333-263477	4.3	March 11, 2022
4.4	Warrant Agreement, dated July 14, 2021, between ACAC and VStock Transfer, LLC, as warrant agent.	8-K	001-41415	4.1	June 14, 2022
4.5	Warrant Assumption Agreement, dated September 25, 2024, between the Registrant and VStock Transfer, LLC, as warrant agent.
10.1	Promissory Note, dated January 20, 2022, issued by ACAC to Acri Capital Sponsor LLC.	S-1	333-263477	10.1	March 11, 2022
10.2	Letter Agreement, dated June 9, 2022, among ACAC and certain security holders.	8-K	001-41415	10.1	June 14, 2022
10.3	Amendment to the Letter Agreement of June 9, 2022, entered between ACAC, Sponsor, and directors of ACAC, dated November 18, 2022.	8-K	001-41415	10.1	November 18, 2022
10.4	Amended & Restated Investment Management Trust Agreement, dated June 9, 2022, between ACAC and Wilmington Trust, National Association, as trustee.	8-K	001-41415	10.2	June 14, 2022
10.5	Amendment to the June 9, 2022 Amended & Restated Investment Management Trust Agreement, dated July 12, 2023, between ACAC and Wilmington Trust, National Association, as trustee.	8-K	001-41415	10.1	July 12, 2023
10.6	Registration Rights Agreement, dated June 9, 2022, among ACAC, certain security holders.	8-K	001-41415	10.3	June 14, 2022
10.7	Securities Subscription Agreement between ACAC and Acri Capital Sponsor LLC, dated February 4, 2022.	S-1	333-263477	10.5	March 11, 2022
10.8	Private Placement Warrants Purchase Agreement, dated June 9, 2022, between ACAC and Acri Capital Sponsor LLC.	8-K	001-41415	10.4	June 14, 2022
10.9	Form of Indemnity Agreements, dated June 9, 2022, between ACAC and each of its directors and officers.	8-K	001-41415	10.5	June 14, 2022
10.10	Administrative Services Agreement, dated June 9, 2022, between ACAC and Acri Capital Sponsor LLC.	8-K	001-41415	10.6	June 14, 2022
10.11	Form of Independent Director Offer Letter, dated March 8, 2022, among Sponsor, and certain directors and officers of ACAC.	S-1	333-263477	10.9	March 11, 2022
10.12	Working Capital Note, dated December 5, 2023, between Acri Capital Sponsor LLC and ACAC.	10-K	001-41415	10.12	March 22, 2024
10.13	Form of Extension Note, between Acri Capital Sponsor LLC and ACAC.	10-K	001-41415	10.13	March 22, 2024
10.14	Foxx Support Agreement, dated as of February 18, 2024, by and among ACAC, and certain Foxx Stockholders.	8-K	001-41415	10.1	February 20, 2024
10.15	Sponsor Support Agreement, dated as of February 18, 2024, by and among ACAC, Foxx, and Acri Capital Sponsor LLC.	8-K	001-41415	10.2	February 20, 2024

10.16	Promissory Note 1 from Foxx to New Bay Capital Limited, dated June 21, 2023, as converted by Conversion Notice, dated February 18, 2024 and Interest Conversion Notice, dated September 25, 2024.
10.17	Securities Purchase Agreement, by and between Foxx and New Bay Capital Limited, dated June 21, 2023.
10.18	Promissory Note 2 from Foxx to New Bay Capital Limited, dated December 21, 2023, as converted by Conversion Notice, dated February 18, 2024 and Interest Conversion Notice, dated September 25, 2024.
10.19	Securities Purchase Agreement, by and between Foxx and New Bay Capital Limited, dated December 21, 2023.
10.20	Amendment to Convertible Note Agreement, dated March 15, 2024, by and between Foxx and New Bay Capital Limited.
10.21	Promissory Note 3 by Foxx to New Bay Capital Limited, dated March 15, 2024, as converted by Conversion Notice, dated 25, 2024.
10.22	Securities Purchase Agreement, by and between Foxx and New Bay Capital Limited, dated March 15, 2024.
10.23	Promissory Note by Foxx to BR Technologies Pte. Ltd., dated September 12, 2024, as converted by Conversion Notice, dated September 25, 2024.
10.24	Promissory Note by Foxx to Grazyna Plawinski Limited, dated September 12, 2024, as converted by Conversion Notice, dated September 25, 2024.
10.25	Securities Purchase Agreement, by and among Foxx, BR Technologies Pte. Ltd. and Grazyna Plawinski Limited, dated May 30, 2024.
10.26**	2024 Foxx Equity Incentive Plan.
10.27	Lock-Up Agreement, dated September 26, 2024, by and between the Registrant, and the Sponsor.
10.28	Lock-Up Agreement, dated September 26, 2024, by and between the Registrant, and BRR Investment Holding Corp.
10.29	Escrow Agreement, by and among Registrant, dated September 26, 2024, Vstock, and certain Foxx stockholders.
10.30	Form of Indemnification Agreement.
10.31	Form of Offer Letter from Registrant to Independent Directors of the Registrant.
10.32**	Employment Agreement, dated September 26, 2024, by and between Foxx and Greg Foley, CEO.
10.33**	Employment Agreement, dated September 26, 2024, by and between Foxx and “Joy” Yi Hua, Chairwoman and CFO.
10.34**	Employment Agreement, dated September 26, 2024, by and between Foxx and Haitao Cui, EVP.
10.35**	Employment Agreement, dated September 26, 2024, by and between Foxx and James Liao, Chief Technology Officer.
10.36	Conversion Notice re Working Capital Warrants, dated September 25, 2024.
10.37	Form of Employee Proprietary Information and Invention Assignment Agreement
14.1	Code of Business Ethics and Conduct of Registrant.
21.1	List of Subsidiaries
99.1	Unaudited pro forma condensed combined financial information of New Foxx.
99.2	Unaudited consolidated financial statements of Foxx as of and for the nine months ended March 31, 2024 and audited financial statements of Foxx and for the year ended June 30, 2023 and 2022
99.3	Foxx’s Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.4	Unaudited condensed consolidated financial statements of ACAC as of and for the three months ended March 31, 2024 and audited financial statements of ACAC and for the year ended December 31, 2023 and 2022
99.5	ACAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.
**	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foxx Development Holdings Inc.

	By:	/s/ Joy Yi Hua
	Name:	“Joy” Yi Hua
	Title:	Chairwoman and CFO

Date: October 2, 2024